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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 1996, included in this Form 10K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-20925.


                                              /s/ARTHUR ANDERSEN LLP



Washington, DC
March 25, 1997